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                                   EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

WE HEREBY CONSENT TO THE INCORPORATION BY REFERENCE IN THE REGISTRATION STATEMENTS ON FORM S-8 (NOS. 33-9549, 2-87202, 2-80712, 33-65244, 33-61063,
333-34525, 333-87071, 333-87073 AND 333-109104) OF ROTO-ROOTER, INC. OF OUR
REPORT DATED MARCH 5, 2004 RELATING TO THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULE, WHICH APPEAR IN THIS FORM 10-K.

/S/ PRICEWATERHOUSECOOPERS LLP
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PRICEWATERHOUSECOOPERS LLP

CINCINNATI, OHIO
MARCH 10, 2004